LOSS PER SHARE	6 Months Ended
Jun. 30, 2024
Earnings Per Share [Abstract]
LOSS PER SHARE
NOTE 6: LOSS PER SHARE

Basic loss per share is computed on the basis of the net loss for the period divided by the weighted average number of ordinary shares, prefunded warrants, and vested ordinary shares issuable for little or no further consideration outstanding during the period. Diluted loss per share is based upon the weighted average number of ordinary shares and of potential ordinary shares outstanding when dilutive. Potential ordinary shares include outstanding stock options, and warrants, which are included under the treasury stock method when dilutive.

For the periods ended June 30, 2024, and 2023, all outstanding share options and warrants have been excluded from the calculation of the diluted net loss per share as all such securities are anti-dilutive for all periods presented.